UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2018

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781) 332-0700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of Shareholders of Chase Corporation was held on February 6, 2018.  The following proposals were voted on at the 2018 Annual Meeting.  Each proposal is more fully described in the Company’s Definitive Proxy Statement for the 2018 Annual Meeting, as filed with the SEC on December 21, 2017.

Proposal 1 — For the election of nominees for the Board of Directors.  The eight nominees named in the Company’s Definitive Proxy Statement were elected as Directors, to serve until the 2019 Annual Meeting of Shareholders, with the following votes:

Name of Director	In Favor	Votes Withheld	Broker Non-Votes
Adam P. Chase	7,719,970	150,588	1,021,046
Peter R. Chase	7,516,064	354,494	1,021,046
Mary Claire Chase	7,097,239	773,319	1,021,046
John H. Derby III	7,828,663	41,895	1,021,046
Lewis P. Gack	7,363,592	506,966	1,021,046
Chad A. McDaniel	7,834,399	36,159	1,021,046
Dana Mohler-Faria	7,833,604	36,954	1,021,046
Thomas Wroe, Jr.	7,825,864	44,694	1,021,046

Proposal 2 — A non-binding, advisory vote to approve the executive compensation of our named executive officers.  Although this vote is non-binding on the Company or the Board of Directors, the voting results will be reviewed and considered when making future decisions regarding the Company’s executive compensation program.  The proposal passed with the following votes:

In Favor	Votes Against	Abstentions	Broker Non-Votes
7,602,213	248,975	19,370	1,021,046

Proposal 3 — A non-binding, advisory vote to determine the frequency of conducting future advisory votes (similar to Proposal 2 above) on executive compensation.  Although this vote is non-binding on the Company or the Board of Directors, the voting results will be reviewed and considered when determining the frequency of future advisory votes on executive compensation.  The One Year option of this proposal was selected with the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
4,040,592	79,391	3,430,532	320,043	1,021,046

Proposal 4 — For the re-approval of material terms of the preformance measures under the 2013 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code (the “Code”).  This proposal was not presented for a vote at the meeting, as the passage of the Tax Cuts and Jobs Act, which was in conference committee with the U.S. Congress at the time of printing our proxy statement, has eliminated the performance-based compensation exception under Section 162(m) of the Code and made the need for stockholder approval moot.

Proposal 5 — For the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2018.  The proposal passed with the following votes:

In Favor	Votes Against	Abstentions
8,665,031	120,399	106,174

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

8
Chase Corporation

Dated: February 9, 2018	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer